UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
December 1, 2023
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Phreesia, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
1521 Concord Pike, Suite 301 PMB 221
Wilmington, Delaware 19803
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 4, 2023 (the “Closing Date”), Phreesia, Inc. (the “Company”) and certain of its subsidiaries located in the United States (collectively, the “Credit Parties”) entered into a Credit Agreement (the “Credit Agreement”) by and among the Credit Parties, as borrowers, the financial institutions from time to time party thereto as lenders, and Capital One, National Association, a national banking association (“Capital One”), as agent for the lenders and for itself as lender, providing for a senior secured asset-based revolving credit facility (the “Credit Facility”) up to an aggregate principal amount of $50,000,000, which includes a swingline sublimit of at least $5,000,000 and a letter of credit sublimit of at least $5,000,000. Capitalized terms used in this Current Report on Form 8-K without definition shall have the meanings assigned thereto in the Credit Agreement.

The proceeds of the Credit Facility are permitted to be used, in whole or in part, to repay existing indebtedness on the Closing Date and for working capital, capital expenditures and other general corporate purposes.

On December 4, 2023, the Company terminated the Second Amended and Restated Loan and Security Agreement with Silicon Valley Bank, as amended by the First Loan Modification Agreement with Silicon Valley Bank (the “SVB Facility”). All security agreements and related financing arrangements entered into in connection with the SVB Facility were terminated substantially concurrently with the effectiveness of the Credit Agreement. In connection with these terminations, the Company incurred $784 thousand of termination and other transaction fees.

Interest Rate, Fees and Prepayments

The Credit Facility bears interest at a rate per annum equal to, at the Company’s option, (i) a rate based on Term SOFR plus a 3.00% applicable margin or (ii) a rate based on the Base Rate plus a 2.00% applicable margin. The Company is permitted to repay the Credit Facility, in whole or in part, without penalty or premium, subject to certain notice periods.

Guarantees and Security

The obligations under the Credit Facility are guaranteed by certain of the Company’s subsidiaries located in the United States. The obligations under the Credit Facility are secured by a first priority lien on substantially all tangible and intangible property of the Credit Parties and pledges of the equity of certain subsidiaries, in each case subject to certain exceptions, limitations and customary exclusions from the collateral.

Certain Covenants and Events of Default

The Credit Agreement contains customary affirmative covenants, including financial statement reporting requirements and delivery of compliance and borrowing base certificates. The Credit Agreement also contains customary negative covenants that limit the Credit Parties’ ability to, among other things, grant or incur liens, dispose of assets, incur additional indebtedness, make certain investments, restricted payments or restricted debt payments, enter into certain mergers and acquisitions, subject in each case to certain customary exclusions, exceptions and baskets. In addition, the Credit Agreement contains certain financial covenants applicable from time to time, which include Minimum Consolidated EBITDA, Consolidated Fixed Charge Coverage Ratio, and Minimum Liquidity.

The Credit Agreement also contains customary events of default (subject to certain exceptions, thresholds and grace periods), including, among other things, the failure to pay obligations when due, breach of covenants, cross-default to certain other indebtedness, bankruptcy-related defaults, certain monetary judgment defaults, and certain change of control events. The occurrence of an event of default may result in the termination of the Credit Agreement and acceleration of repayment obligations with respect to any outstanding obligations under the Credit Facility.

The foregoing description of the material terms of the Credit Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

The information included in Item 1.01 of this Current Report on Form 8-K regarding the termination of the SVB Facility is incorporated by reference into this Item 1.02.

Item 2.02 Results of Operations and Financial Condition

On December 5, 2023, Phreesia, Inc. (the “Company”) announced its financial results for the fiscal quarter ended October 31, 2023 by issuing a Letter to Stakeholders (the "Letter") and a press release. Copies of the press release and the Letter are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Michael Davidoff, Phreesia Inc.’s Senior Vice President, Payer Solutions and a named executive officer, notified the Company on December 1, 2023 that he will leave the Company on January 19, 2024 to pursue other professional opportunities.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
10.1
Credit Agreement dated as of December 4, 2023, by and among Phreesia, Inc. and certain of its subsidiaries, as borrowers, the lenders party thereto and Capital One, National Association, as a lender and as agent for all lenders

99.1	Press release, dated December 5, 2023, by Phreesia, Inc.
99.2	Stakeholder letter, dated December 5, 2023, by Phreesia, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2023	Phreesia, Inc.

	By:	/s/ Balaji Gandhi
	Name:	Balaji Gandhi
	Title:	Chief Financial Officer